UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2013

TRIO-TECH INTERNATIONAL
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

1-14523 (Commission File Number)	95-2086631 (IRS Employer Identification No.)

16139 Wyandotte Street, Van Nuys, California (Address of Principal Executive Offices)	91406 (Zip Code)

(818) 787-7000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and financial conditions

On November 14, 2013, Trio Tech International issued a press release announcing its financial results for the first quarter of fiscal year 2014. A copy of the press release is attached as Exhibit 99.1

The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) , or otherwise subject to the liabilities of that Section. The information in this Current Report, including the Exhibit hereto, shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language is such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release of Trio-Tech International dated November 14, 2013

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 15, 2013

TRIO-TECH INTERNATIONAL

By:      /s/ VICTOR H.M. TING
                                                                   Name:  Victor H.M. Ting,
Title: Vice President and
Chief Financial Officer

EXIBIT INDEX

Exhibit Number                  Description

99.1                                      Press Release of Trio-Tech International dated November 14, 2013